                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           ________________________

                                  FORM 8-K/A

                                AMENDMENT NO.1

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          __________________________



Date of Report (Date of
earliest event reported): November 21, 1997
                          -----------------



                        INTERMEDIA COMMUNICATIONS INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                                         59-2913586
--------------------------                          -------------------
(State or other jurisdic-                           (I.R.S. Employer
 tion of incorporation or                           Identification No.)
 organization)



                                    0-20135
                           ------------------------
                           (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                               33619-1309
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------

Item 2.   Acquisition or Disposition of Assets
----------------------------------------------

The Current Report on Form 8-K, dated November 25, 1997 (the "Original Current Report"), of Intermedia Communications Inc., a Delaware corporation (the "Company"), is hereby amended to report all events and exhibits thereto reported under Item 5 of the Original Current Report pursuant to Item 2.

The acquisition price for the assets described in this Item 2 was funded with the Company's existing cash reserves.



Item 7.  Financial Statements and Exhibits
------------------------------------------

Although there is no requirement that the Company file financial statements with the Securities and Exchange Commission (the "SEC") under Item 7, the Company intends to file the financial statements described in Item 7(a) and (b) with respect to the business underlying the assets acquired with the SEC within 60 days of the date of the filing of the Original Current Report.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 4, 1997

                     INTERMEDIA COMMUNICATIONS INC.
                     ------------------------------
                              (Registrant)



                     By: /s/ Robert M. Manning
                         -------------------------------------
                          Name:  Robert M. Manning
                          Title: Senior Vice President and Chief
                                 Financial Officer


                                       3